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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-22193 (Commission File Number)	33-0743196 (I.R.S. Employer Identification No.)
17901 Von Karman Ave, Suite 1200, Irvine, California (Address of principal executive offices)		92614 (Zip Code)

Registrant's telephone number, including area code (714) 431-4000

1600 Sunflower Ave, Second Floor, Costa Mesa, CA 92626
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

        On October 15, 2012, Pacific Premier Bancorp, Inc., a Delaware corporation ("Pacific Premier"), and its wholly-owned subsidiary, Pacific Premier Bank, a California-chartered bank, entered into an Agreement and Plan of Reorganization with First Associations Bank, a Texas-chartered bank ("FAB"), pursuant to which Pacific Premier Bank will acquire FAB (the "Merger"). Pacific Premier has received regulatory approval from the Federal Reserve Bank of San Francisco, the California Department of Financial Institutions and the Texas Department of Banking for the Merger. The consummation of the Merger remains subject to the approval of the FAB shareholders and the satisfaction of the other closing conditions.

        In connection with the Merger, Pacific Premier filed a Registration Statement on Form S-4 with the Securities and Exchange Commission on November 9, 2012, which included the following historical financial statements, and the notes related thereto, of FAB, the report of FAB auditors and the pro forma financial data relating to the Merger, all of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference:

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  Audited Balance Sheets as of December 31, 2011 and 2010;

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  Audited Statements of Income for the Years Ended December 31, 2011 and 2010;

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  Audited Statements of Changes in Stockholders' Equity for the Years Ended December 31, 2011 and 2010;

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  Audited Statements of Cash Flows for the Years Ended December 31, 2011 and 2010;

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  The report of the Independent Registered Public Accounting Firm relating to the audited financial statements referred to above;

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  Unaudited financial statements as of September 30, 2012 and for the nine-month periods ended September 30, 2012 and 2011; and

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  Unaudited pro forma condensed combined statement of financial condition giving effect to the completion of the Merger on September 30, 2012 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011 giving effect to the Merger as if the Merger had become effective at the beginning of the periods presented.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)
Exhibits

Exhibit Number
23.1	Consent of JonesBaggett LLP
99.1
Audited financial statements of First Associations Bank as of December 31, 2011 and 2010 and for each of the years in the two-year period ended December 31, 2011, and the Report of Independent Registered Public Accounting Firm
99.2	Unaudited financial statements of First Associations Bank as of September 30, 2012 and for the nine-month periods ended September 30, 2012 and 2011
99.3
Unaudited pro forma condensed combined statement of financial condition giving effect to the completion of the Merger on September 30, 2012 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011 giving effect to the Merger as if the Merger had become effective at the beginning of the periods presented.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.
Dated: December 5, 2012	By:	/s/ STEVEN R. GARDNER Steven R. Gardner President and Chief Executive Officer

 EXHIBIT INDEX

Exhibit Number
23.1	Consent of JonesBaggett LLP
99.1
Audited consolidated financial statements of First Associations Bank as of December 31, 2011 and 2010 and for each of the years in the two-year period ended December 31, 2011, and the Report of Independent Registered Public Accounting Firm
99.2	Unaudited financial statements of First Associations Bank as of September 30, 2012 and for the nine-month periods ended September 30, 2012 and 2011
99.3
Unaudited pro forma condensed combined statement of financial condition giving effect to the completion of the Merger on September 30, 2012 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011 giving effect to the Merger as if the Merger had become effective at the beginning of the periods presented.

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  ITEM 8.01 OTHER EVENTS.
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX